John Hancock Funds

                               Limited-
                                Term
                             Government
                                Fund

                            ANNUAL REPORT

                            May 31, 1997



TRUSTEES

Edward J. Boudreau, Jr.
Dennis S. Aronowitz*
Richard P. Chapman, Jr.*
William J. Cosgrove*
Douglas M. Costle*
Leland O. Erdahl*
Richard A. Farrell*
Gail D. Fosler*
William F. Glavin*
Anne C. Hodsdon
Dr. John A. Moore*
Patti McGill Peterson*
John W. Pratt*
Richard S. Scipione
Edward J. Spellman*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072



CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

The stock market has certainly put on a show since the start of the year. Stocks began 1997 on the high wires, bolstered by a near-perfect "Goldilocks" economy -- not too hot, not too cold. In almost a straight shot, the Dow Jones Industrial Average soared through the 7000 level for the first time in early March. Just days later, stocks lost their footing and staged a month-long free-fall in a nervous reaction to rising interest rates and data that showed the economy was picking up steam. Stocks gave back all of their year's gain and suffered their worst decline since 1990 during this period. No sooner had real fears begun to beset investors than they were gone, erased in a euphoric rally caused by strong earnings and no signs of inflation. By the end of May, the Dow had risen by 14.6% and the broader Standard & Poor's 500 Stock Index by 15.4% -- levels not many thought the market would reach all year, let alone in five months. Bondholders have not enjoyed the same bounty, as the bond market has mostly stayed worried about the strength of the economy, the direction of interest rates, and the Federal Reserve's next moves to pre-empt inflation.

But the stock market's latest advance has amazed many analysts and left them pondering their valuation models, since the market is now more expensive than it has been in decades. It's impossible to know what will happen next in the markets. But whether it's another strong move forward or a retreat, we recommend keeping a long-term perspective, rather than over-focusing on the market's daily twists and turns. While the economic backdrop seems to remain near perfect, the one thing we believe investors should be prepared for is more market volatility. It also makes sense to do something we've always advocated: set realistic expectations, since, as we've also seen this year, markets can move down as fast as they go up.

Use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional. After such a strong advance in equities over the last two and a half years, it could be time to rebalance your portfolio, if you haven't already, to maintain your desired targets of diversification. As part of that process, make sure that your investment strategies still reflect your individual time horizons, objectives and risk tolerance. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief
Executive Officer, flush right, next to second paragraph.



BY BARRY H. EVANS, CFA, PORTFOLIO MANAGER

John Hancock
Limited-Term
Government Fund

Changes in economic outlook keep the bond market hopping

Recently John Hancock Limited-Term Government Fund's fiscal year end changed from December to May. What follows is a discussion of the Fund's performance for the 12-month period ended May 31, 1997.

The bond market did a lot of twisting and turning during the past year. Starting last spring and summer, economic growth appeared to be strong. Investors worried that rising inflation would erode the value of their fixed-income payments and interest rates began to rise. Yields on two-year Treasuries climbed from 6.24% to a high of 6.53% during the summer. By September, however, the economy seemed to be slowing. Bond prices gained ground, with yields on the two-year Treasury bottoming at 5.58% late in November.

In December, it became clear that the economy was not slowing. Investors began expecting the Federal Reserve to raise short-term interest rates. Yields climbed and bond prices fell. Finally, in late March, the Fed did hike rates one-quarter percentage point. News that the economy had grown at a booming 5.6% annual rate in the first quarter pushed yields on two-year Treasuries up to 6.54% by late April. Bond prices rallied in early May, amid new signs that the economy was slowing. Late in the month, there were reports that consumer confidence had soared to a 27-year high and unemployment was at its lowest rate in 24 years. Although these concerns temporarily slowed the rally, the two-year Treasury ended May with a yield of 6.19% -- about where it had begun a year earlier.

"The bond
market did
a lot of
twisting
and turning
during the
past year."

A 2 1/4" x 3 1/2" photo of Fund management team at bottom right. Caption reads: "Barry Evans (l) and Fund management team members Roger Hamilton (center) and Seth Robbins (r)."


Pie chart with the heading "Portfolio Diversification" at top of left hand column. The chart is divided into two sections; U.S. Government Agencies 56%; U.S. Treasuries 44%. A footnote below states "As a percentage of net assets on May 31, 1997."

"...we boosted
our invest-
ment in
mortgage
bonds and
agencies..."

Reviewing performance

Despite these ups and downs, the Lehman Brothers Aggregate Bond Index returned 8.32% for the year ended May 31, 1997 -- with the bulk of the gains coming in the first half. Bonds that offered a yield advantage to Treasuries were the clearcut winners. With interest rates mostly moving within a range, there was little chance for price appreciation. So demand increased for higher yielding securities like mortgage-backed securities and government agency bonds.

In this environment, John Hancock Limited-Term Government Fund maintained its goal of protecting shareholders' principal, even though that meant sacrificing some return. During the year ended May 31, 1997, the Fund's Class A and Class B shares had total returns of 5.74% and 5.13%, respectively, at net asset value. These results, however, lagged the 6.37% return for the average short-intermediate government fund, according to Lipper Analytical Services, Inc.1 Please see pages six and seven for longer-term Fund performance information.

With hindsight, it's easy to see where the Fund gained and lost ground. Throughout the year, we kept the Fund's duration between 1.8 and 2.5 years. Duration measures how sensitive a bond's price is to changes in interest rates. The shorter the duration, the less a bond's price will fall as interest rates rise -- or rise as rates fall. Last summer, our duration was shorter than our peers, which helped the Fund as rates rose. Then in the fall, we lengthened duration to 2.5 years to take advantage of the bond rally. We started shortening again in December to protect the Fund from a possible Fed rate hike. We stayed in a defensive position, taking duration as low as 1.8 years before each Fed meeting. After the Fed acted in March, however, we continued to be cautious -- expecting the Fed to move again soon. When rates started falling in late April and May, our more conservative, shorter-than-average duration cost us.

Our search for yield also affected performance. The Fund benefited from its above-average stake in bonds with a yield advantage over Treasuries. These included traditional mortgage bonds, U.S. government agencies, short-maturity adjustable rate mortgages (ARMs), and short-maturity collateralized mortgage obligations (CMOs) -- a type of security that separates the cash flows of mortgage pools into different classes of various maturities. We would have done even better, though, if we had further increased our stake in these higher-yielding securities. Fortunately, we boosted our investment in mortgage bonds and agencies -- the best performing areas -- to 27% of assets, while trimming short-maturity CMOs. But we still had a 29% stake in short-maturity CMOs and ARMs that held us back.

Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the 12 months ended May 31, 1997." The chart is scaled in increments of 2% from bottom to top, with 8% at the top and 0% at the bottom. Within the chart, there are three solid bars. The first represents the 5.74% total return for John Hancock Limited-Term Government Fund: Class A. The second represents the 5.13% total return for John Hancock Limited-Term Government Fund: Class B. The third represents the 6.37% total return for the Average short-intermediate government bond fund. The footnote below states:
"Total returns for John Hancock Limited-Term Government Fund are at net asset value with all distributions reinvested. The average short-intermediate government fund is tracked by Lipper Analytical Services. See following two pages for historical performance information."

Looking down the road

We believe the economy will pick up steam in the coming months. Auto strikes, floods and a mild winter followed by a cool spring have all held back spending in April and May. But the impact of these factors won't last forever. The Fed has said it will be watching consumer spending to measure the economy's strength. For this reason, we'll be tracking housing starts, durable goods, personal income, auto sales and retail sales to determine the Fed's next move. Right now, we expect one -- possibly two -- more rate hikes before the economy starts to slow.

Our strategy will be one of continued caution until we know where the Fed is headed. At this point in the market's cycle, we probably won't add to our total stake in higher-yielding bonds. Instead, we may shift our allocations by increasing our investment in traditional mortgage bonds and cutting back on some of our short-term ARMs and CMOs. After the Fed's next move, we'll consider adding more longer-term Treasuries, which would do well if the economy weakened and interest rates fell.

Near term, we expect short-term bonds to continue to go through periods of panic and glee -- depending on what investors expect the Fed to do. But we don't expect to see great headway anytime soon. Still, several factors are working in the bond market's favor. In an effort to balance the budget, the government is cutting back on spending and issuing fewer bonds. Lower supply will help prices. In addition, inflation is low -- and the Fed is committed to keeping it that way. There are also no major commodity price shocks on the horizon. And demand from foreign investors for U.S. bonds remains strong. All of these bode well for bonds over the long term.

"Our strategy
will be one
of continued
caution..."

This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1 Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Limited-Term Government Fund. Total return is a performance measure that equals the sum of all income and capital gain distributions, assuming reinvestment of these distributions and the change in the price of the Fund's net asset value per share. Performance figures include the maximum applicable sales charge of 3% for Class A shares. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 3% and declining to 0% over four years) is included in Class B performance. Different sales charge schedules for Class A shares were in effect prior to May 1, 1993 and are not reflected in the above performance information. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

CUMULATIVE TOTAL RETURNS

For the period ended March 31, 1997

                                      ONE        FIVE      MOST RECENT
                                      YEAR       YEARS      TEN YEARS
                                    --------   --------   ------------
John Hancock Limited-Term
Government Fund: Class A              0.98%     24.86%       74.24%
John Hancock Limited-Term
Government Fund: Class B              0.42%     10.17%(1)     N/A

AVERAGE ANNUAL TOTAL RETURNS

For the period ended March 31, 1997

                                      ONE        FIVE      MOST RECENT
                                      YEAR       YEARS      TEN YEARS
                                    --------   --------   ------------
John Hancock Limited-Term
Government Fund: Class A              0.98%      4.54%        5.71%
John Hancock Limited-Term
Government Fund: Class B              0.42%      3.16%(1)     N/A

YIELDS

As of May 31, 1997

                                                           SEC 30-DAY
                                                             YIELD
                                                         ------------
John Hancock Limited-Term
Government Fund: Class A                                      5.13%
John Hancock Limited-Term
Government Fund: Class B                                      4.59%

Notes to Performance

(1) Class B shares started on January 3, 1994.



WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Limited-Term Government Fund would be worth on May 31, 1997. They assume that you either had invested on the day each class of shares started, or that you have been invested for the most recent 10 years. In either case, they also assume that you have reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Intermediate-Term Government Fund Index -- an unmanaged index made up of the Treasury Bond Index and the Agency Bond Index, which cover intermediate issues. The same $10,000 investment is also shown in the Lehman Brothers One-to-Three-Year Government Fund Index, which is a subindex composed of Agency and Treasury Securities with maturities of one- to three-years.

Limited-Term Government Fund
Class A shares

Line chart with the heading Limited-Term Government Fund: Class A, representing the growth of a hypothetical $10,000 investment over the most recent 10 year period. Within the chart are four lines. The first line represents the value of the Lehman Brothers Intermediate-Term Government Fund Index and is equal to $21,408 as of May 31, 1997. The second line represents the value of the Lehman Brothers One-to-Three Year Government Fund Index and is equal to $20,446 as of May 31, 1997. The third line represents the value of the hypothetical $10,000 investment made in the Limited-Term Government Fund on May 31, 1987, before sales charge, and is equal to $18,813 as of May 31, 1997. The fourth line represents the value of the hypothetical $10,000 investment made in the Limited-Term Government Fund, after sales charge, and is equal to $18,248 as of May
31, 1997.

Limited-Term Government Fund
Class B shares

Line chart with the heading Limited-Term Government Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are four lines. The first line represents the value of the Lehman Brothers One-to-Three Year Government Fund Index and is equal to $11,961 as of May 31, 1997. The second line represents the value of the Lehman Brothers Intermediate-Term Government Fund Index, and is equal to $11,919 as of May 31, 1997. The third line represents the value of the hypothetical $10,000 investment made in the Limited-Term Government Fund on January 3, 1994, before sales charge, and is equal to $11,304 as of May 31, 1997. The fourth line represents the value of the hypothetical $10,000 investment made in the Limited-Term Government Fund, after sales charge, and is equal to $11,204 as of May 31, 1997.



FINANCIAL STATEMENTS



Statement of Assets and Liabilities
May 31, 1997
-------------------------------------------------------------------------------------
Assets:
Investments at value -- Note C:
United States government and agencies securities (cost --
$167,815,997)                                                             $167,668,799
Joint repurchase agreement (cost -- $12,313,000)                            12,313,000
                                                                          ------------
                                                                           179,981,799
Receivable for shares sold                                                      43,686
Interest receivable                                                          1,779,824
Other assets                                                                    20,577
                                                                          ------------
Total Assets                                                               181,825,886
--------------------------------------------------------------------------------------
Liabilities:
Due to custodian                                                             6,382,962
Payable for investments purchased                                            6,405,749
Payable for shares repurchased                                                  24,691
Dividend payable                                                                53,061
Payable to John Hancock Advisers, Inc. and affiliates -- Note B                167,964
Accounts payable and accrued expenses                                           81,065
                                                                          ------------
Total Liabilities                                                           13,115,492
--------------------------------------------------------------------------------------
Net Assets:
Capital paid-in                                                            179,469,141
Accumulated net realized loss on investments                             (  10,624,296)
Net unrealized depreciation of investments                               (     145,487)
Undistributed net investment income                                             11,036
                                                                          ------------
Net Assets                                                                $168,710,394
======================================================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding -- unlimited number of shares
authorized with no par value, respectively)
Class A -- $158,217,528/18,745,924                                        $       8.44
======================================================================================
Class B -- $10,492,866/1,243,215                                          $       8.44
======================================================================================
Maximum Offering Price Per Share*
Class A -- ($8.44 x 103.09%)                                              $       8.70
======================================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on May 31, 1997. You'll also find the net asset value and the maximum offering price per share as of that date.

See notes to financial statements.





Statement of Operations
----------------------------------------------------------------------------------------
                                                                          PERIOD FROM
                                                     YEAR ENDED        JANUARY 1, 1997
                                                 DECEMBER 31, 1996    TO MAY 31, 1997(1)
                                                 -----------------    ------------------
Investment Income:
Interest                                               $13,989,845            $5,548,900
                                                      ------------          ------------

Expenses:
Investment management fee -- Note B                      1,174,508               439,538
Distribution and service fee -- Note B
Class A                                                    555,330               207,104
Class B                                                    106,412                42,219
Transfer agent fee -- Note B                               690,249               234,919
Printing                                                    41,549                14,314
Custodian fee                                               39,080                20,286
Registration and filing fees                                36,489                   316
Financial services fee -- Note B                            36,160                13,736
Auditing fee                                                35,917                26,000
Trustees' fees                                              17,682                13,270
Legal fees                                                   9,431                    34
Miscellaneous                                                7,070                   862
                                                      ------------          ------------
Total Expenses                                           2,749,877             1,012,598
----------------------------------------------------------------------------------------
Net Investment Income                                   11,239,968             4,536,302
----------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments sold                 (  2,003,789)         (  1,334,467)
Change in net unrealized appreciation/depreciation
of investments                                        (  2,843,831)         (    429,177)
                                                      ------------          ------------
Net Realized and Unrealized Loss on
Investments                                           (  4,847,620)         (  1,763,644)
----------------------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                              $ 6,392,348           $ 2,772,658
========================================================================================

(1) Effective May 31, 1997, the fiscal period end changed from December 31 to May 31.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

See notes to financial statements.





Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------

                                                YEAR ENDED DECEMBER 31,             PERIOD FROM
                                           -------------------------------        JANUARY 1, 1997
                                              1995                 1996          TO MAY 31, 1997(1)
                                           -----------          ----------      -------------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                  $    12,261,116      $   11,239,968          $     4,536,302
Net realized gain (loss) on
investments sold                                18,754      (    2,003,789)         (     1,334,467)
Change in net unrealized appreciation/
depreciation of investments                 10,474,785      (    2,843,831)         (       429,177)
                                       ---------------      --------------          ---------------
Net Increase in Net Assets Resulting
from Operations                             22,754,655           6,392,348                2,772,658
                                       ---------------      --------------          ---------------
Distributions to Shareholders:
Dividends from net investment income
Class A -- ($0.4956; $0.4969; and
$0.2172 per share, respectively)       (    11,820,582)     (   10,700,263)         (     4,285,612)
Class B -- ($0.4463; $0.4365; and
$0.1927 per share, respectively)       (       440,534)     (      539,705)         (       232,158)
Distributions in excess of net
investment income
Class A -- (none; $0.0004; and none
per share, respectively)                            --      (        7,046)                      --
Class B -- (none; $0.0004; and none
per share, respectively)                            --      (          450)                      --
Distributions from capital paid-in
Class A -- (none; $0.0002; and none
per share, respectively)                            --      (        4,733)                      --
Class B -- (none; $0.0002; and none
per share, respectively)                            --      (          302)                      --
                                       ---------------      --------------          ---------------
Total Distributions to Shareholders    (    12,261,116)     (   11,252,499)         (     4,517,770)
                                       ---------------      --------------          ---------------
From Fund Share Transactions -- Net*:  (    27,003,981)     (   18,119,220)         (    16,011,498)
                                       ---------------      --------------          ---------------
Net Assets:
Beginning of period                        225,956,817         209,446,375              186,467,004
                                       ---------------      --------------          ---------------
End of period (including distributions
in excess of net investment income of
none and $7,496; and undistributed
net investment income of $11,036,
respectively)                             $209,446,375        $186,467,004             $168,710,394
                                       ===============     ===============          ===============

* Analysis of Fund Share Transactions:





                                                         YEAR ENDED DECEMBER 31,                              PERIOD FROM
                                           ---------------------------------------------------              JANUARY 1, 1997
                                                     1995                       1996                      TO MAY 31, 1997(1)
                                           -----------------------     -----------------------         -----------------------
                                             SHARES        AMOUNT        SHARES       AMOUNT            SHARES        AMOUNT
                                           ----------   -----------    ----------   ----------        ----------   -----------
CLASS A
Shares sold                                5,589,248    $48,212,989     8,589,879   $73,562,942        6,285,942   $53,204,395
Shares issued to shareholders in
reinvestment of distributions              1,175,325     10,108,924     1,084,136     9,262,691          435,562     3,679,981
                                         -----------    -----------   -----------   -----------      -----------   -----------
                                           6,764,573     58,321,913     9,674,015    82,825,633        6,721,504    56,884,376
Less shares repurchased                  (10,330,451)  ( 88,597,139)  (11,785,941) (100,900,256)      (8,627,330) ( 73,012,198)
                                         -----------    -----------   -----------   -----------      -----------   -----------
Net decrease                             ( 3,565,878)  ($30,275,226)  ( 2,111,926) ($18,074,623)      (1,905,826) ($16,127,822)
                                         ===========    ===========   ===========   ===========      ===========   ===========
CLASS B
Shares sold                                4,230,179    $36,444,892     2,842,991   $24,268,297          652,540   $ 5,515,265
Shares issued to shareholders in
reinvestment of distributions                 39,700        341,783        47,385       404,715           19,673       166,136
                                         -----------    -----------   -----------   -----------      -----------   -----------
                                           4,269,879     36,786,675     2,890,376    24,673,012          672,213     5,681,401
Less shares repurchased                  ( 3,891,751)  ( 33,515,430)  ( 2,895,175) ( 24,717,609)      (  657,806) (  5,565,077)
                                         -----------    -----------   -----------   -----------      -----------   -----------
Net increase (decrease)                      378,128    $ 3,271,245   (     4,799) ($    44,597)          14,407   $   116,324
                                         ===========    ===========   ===========   ===========      ===========   ===========

(1) Effective May 31, 1997, the fiscal period end changed from December 31 to May 31.

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last three periods, along with the corresponding dollar value.


See notes to financial statements.






Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,                        PERIOD FROM
                                                ---------------------------------------------------------     JANUARY 1, 1997
                                                  1992        1993        1994          1995        1996     TO MAY 31, 1997(6)
                                                --------    --------    --------      --------    --------  -------------------

CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period           $   8.97    $   8.77    $   8.80      $   8.31    $   8.73          $   8.52
                                              ---------   ---------   ---------     ---------   ---------         ---------
Net Investment Income                              0.54        0.48        0.38(1)       0.50(1)     0.50(1)           0.22(1)
Net Realized and Unrealized Gain (Loss)
on Investments                                (    0.18)       0.14   (    0.49)         0.42   (    0.21)        (    0.08)
                                              ---------   ---------   ---------     ---------   ---------         ---------
Total from Investment Operations                   0.36        0.62   (    0.11)         0.92        0.29              0.14
                                              ---------   ---------   ---------     ---------   ---------         ---------
Less Distributions:
Dividends from Net Investment Income          (    0.54)  (    0.48)  (    0.38)    (    0.50)  (    0.50)        (    0.22)
Distributions from Net Realized Gain on
Investments Sold                              (    0.02)  (    0.11)         --            --          --                --
                                              ---------   ---------   ---------     ---------   ---------         ---------
Total Distributions                           (    0.56)  (    0.59)  (    0.38)    (    0.50)  (    0.50)        (    0.22)
                                              ---------   ---------   ---------     ---------   ---------         ---------
Net Asset Value, End of Period                 $   8.77    $   8.80    $   8.31      $   8.73    $   8.52          $   8.44
                                              =========   =========   =========     =========   =========         =========
Total Investment Return at Net Asset
Value(2)                                           4.19%       7.13%   (   1.31%)       11.23%       3.45%             1.64%(4)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)       $259,170    $262,903    $218,846      $198,681    $175,995          $158,218
Ratio of Expenses to Average Net Assets            1.55%       1.51%       1.41%         1.36%       1.37%             1.34%(5)
Ratio of Net Investment Income to Average
Net Assets                                         6.13%       5.34%       4.39%         5.76%       5.81%             6.23%(5)
Portfolio Turnover Rate                             185%        175%        155%          105%        166%              142%
CLASS B(3)
Per Share Operating Performance
Net Asset Value, Beginning of Period                                   $   8.77       $   8.31    $   8.73          $   8.52
                                                                      ---------      ---------   ---------         ---------
Net Investment Income(1)                                                   0.30           0.45        0.44              0.19(1)
Net Realized and Unrealized Gain (Loss)
on Investments                                                        (    0.46)          0.42   (    0.21)        (    0.08)
                                                                      ---------      ---------   ---------         ---------
Total from Investment Operations                                      (    0.16)          0.87        0.23              0.11
                                                                      ---------      ---------   ---------         ---------
Less Distributions:
Dividends from Net Investment Income                                  (    0.30)     (    0.45)  (    0.44)        (    0.19)
                                                                      ---------      ---------   ---------         ---------
Net Asset Value, End of Period                                         $   8.31       $   8.73    $   8.52          $   8.44
                                                                      =========      =========   =========         =========
Total Investment Return at Net Asset Value(2)                          (   1.84%)(4)     10.60%       2.72%             1.34%(4)
Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                               $  7,111       $ 10,765    $ 10,472          $ 10,493
Ratio of Expenses to Average Net Assets                                    2.12%(5)       1.93%       2.08%             2.04%(5)
Ratio of Net Investment Income to Average Net Assets                       3.70%(5)       5.21%       5.10%             5.53%(5)
Portfolio Turnover Rate                                                     155%           105%        166%              142%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(3) Class B shares commenced operations on January 3, 1994.

(4) Not annualized.

(5) Annualized.

(6) Effective May 31, 1997, the fiscal period end changed from December 31 to May 31.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.






Schedule of Investments
May 31, 1997
---------------------------------------------------------------------------------------------------------------------------------
The Schedule of Investments is a complete list of all securities owned by the Limited-Term Government Fund on May 31, 1997.
It's divided into two main categories: U.S. Government and agencies securities and short-term investments. Short-term investments,which represent the Fund's "cash" position, are listed last.

                                                                                                      PAR  VALUE
                                                                        INTEREST          MATURITY       (000s            MARKET
ISSUER, DESCRIPTION                                                       RATE             DATE         OMITTED)          VALUE
-------------------                                                    ----------       ----------     ----------      ----------

U.S. GOVERNMENT AND AGENCIES SECURITIES
Governmental -- U.S. (43.32%)
United States Treasury,
Bond                                                                    11.875%           11-15-03       $17,000     $ 21,656,470
Bond                                                                    10.750            08-15-05        15,000       18,813,300
Bond                                                                    12.000            08-15-13         7,000        9,778,090
Note                                                                     8.625            08-15-97         3,000        3,021,090
Note                                                                     8.750            10-15-97        13,000       13,154,310
Note                                                                     8.750            08-15-00         3,000        3,201,570
Note                                                                     6.250            02-28-02         3,500        3,463,915
                                                                                                                     ------------
                                                                                                                       73,088,745
                                                                                                                     ------------

Governmental -- U.S. Agencies (56.06%)
Federal Farm Credit Bank,
Bond                                                                    11.900            10-20-97         2,000        2,046,240
Note                                                                     6.750            05-14-99         7,000        7,008,750
Federal Home Loan Mortgage Corp.,
15 Yr Pass Thru Ctf                                                      8.500            06-01-06 to      6,490        6,732,016
                                                                                          07-01-07

CMO Remic 1204-G                                                         7.000            11-15-05         4,358        4,389,063
CMO Remic 1419-F Var Rate                                                6.050#           11-15-97        18,046       18,051,945
Federal National Mortgage Association,
30 Yr ARM                                                                8.000#           03-01-22         1,037        1,072,753
CMO REMIC G-29-N                                                         8.500            06-25-07         7,323        7,417,100
Note Series SM 2004-J                                                    8.250            10-12-04        12,600       12,956,883
Bond                                                                     6.500            04-30-99         5,000        4,990,600
Government National Mortgage Association,
30 Yr Pass Thru Ctf                                                      8.500            01-15-27         9,556        9,896,353
30 Yr ARM                                                                6.875#           10-20-24        19,542       20,018,351
                                                                                                                     ------------
                                                                                                                       94,580,054
                                                                                                                     ------------
TOTAL U.S.GOVERNMENT AND AGENCIES SECURITIES
 (Cost $167,815,997)                                                                                      (99.38%)    167,668,799
                                                                                                    ------------     ------------

See notes to financial statements.





                                                                                                 PAR  VALUE
                                                                              INTEREST             (000s             MARKET
ISSUER, DESCRIPTION                                                             RATE              OMITTED)           VALUE
-------------------                                                          ----------          ----------       ----------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (7.30%)
Investment in a joint repurchase agreement transaction
with Swiss Bank Corp. - Dated 5-30-97, Due 6-02-97
(Secured by U.S. Treasury Notes, 6.375%, Due 5-15-99
and U.S. Treasury Bonds, 6.25% thru 11.25%, Due
11-15-08 thru 8-15-23) Note A                                                  5.560%              $12,313       $ 12,313,000
                                                                                              ------------       ------------
TOTAL SHORT-TERM INVESTMENTS                                                                         (7.30%)       12,313,000
                                                                                              ------------       ------------
TOTAL INVESTMENTS                                                                                  (106.68%)     $179,981,799
                                                                                              ============       ============

# Represents rate in effect on May 31, 1997.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

NOTE A --
ACCOUNTING POLICIES

John Hancock Limited-Term Government Fund (the "Fund") is a diversified open-end management investment company, registered under the Investment Company Act of 1940. On May 21, 1996 the Trustees voted to approve a change in the fiscal period from December 31 to May 31. This change is effective May 31, 1997.The investment objective of the Fund is to provide current income and security of principal through investments primarily in securities of the United States government and its agencies.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan, have exclusive voting rights regarding that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $10,550,415 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforward is used by the Fund, no capital gains distributions will be made. The carryforward expires as follows: May 31, 2002 - $7,286,040, May 31, 2004 - $1,950,205 and May 31, 2005 - $1,314,170. Expired capital loss carryforwards are reclassified to capital paid-in, in the year of expiration.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principals. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund had no borrowing activity for the period ended May 31, 1997.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.60% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.55% of the next $250,000,000, and (c) 0.50% of the Fund's average daily net asset value in excess of $500,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended May 31, 1997, net sales charges received with regard to sales of Class A shares amounted to $95,383. Out of this amount, $13,287 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $40,489 was paid as sales commissions to unrelated broker-dealers and $41,607 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., Inc. ("Sutro"), all of which are broker-dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Distributors and was the indirect shareholder until November 29, 1996 of John Hancock Freedom Securities Corporation and its subsidiaries, which include Tucker Anthony and Sutro.

Class B shares which are redeemed within four years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 3.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended May 31, 1997, contingent deferred sales charges paid to JH Funds amounted to $9,362.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the period was at an annual rate of 0.01875% of the average net assets of the Fund.

Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At May 31, 1997, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $1,711.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of obligations of the U.S. government and its agencies, other than short-term securities, during the period ended May 31, 1997, aggregated $243,709,238 and $258,401,282, respectively.

The cost of investments owned at May 31, 1997 for federal income tax purposes was $180,202,879. Gross unrealized appreciation and depreciation of investments aggregated $1,122,828 and $1,343,908, respectively, resulting in net unrealized depreciation of $221,080.



REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Limited-Term Government Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock Limited-Term Government Fund (the "Fund"), including the schedule of investments, as of May 31, 1997, and the related statement of operations for the period from January 1, 1997 to May 31, 1997 and for the year ended December 31, 1996, the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 1997, by correspondence with the custodian and brokers, and other auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Limited-Term Government Fund at May 31, 1997, the results of its operations for the period from January 1, 1997 to May 31, 1997 and the year ended December 31, 1996, and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                /S/ ERNST & YOUNG LLP
Boston, Massachusetts
July 11, 1997



TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Fund for its fiscal year ended May 31, 1997.

With respect to the Fund's ordinary taxable income for the fiscal year ended May 31, 1997, none of the dividends qualify for the dividends received deduction available to corporations.


NOTES

John Hancock Funds - Limited-Term Government Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]


NOTES

John Hancock Funds - Limited-Term Government Fund

[THIS PAGE INTENTIONALLY LEFT BLANK]

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This report is for the information of shareholders of the John Hancock
Limited-Term Government Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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                                                             2200A 5/97
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